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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



                                                                   EXHIBIT 23.1



As independent public accountants, we hereby consent to the use of our report included in or made a part of this Form 10-K.



                                                       /s/ KPMG LLP


Jacksonville, Florida
July 31, 2001